UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2006

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

14100 N.W. 60th Avenue, Miami Lakes, Florida 33014

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

      On February 2, 2006, Elizabeth Arden, Inc. (the "Company") issued a press release (i) to announce the financial results for the second quarter ended December 31, 2005; and (ii) to provide net sales and earnings per diluted share guidance for the third quarter ended March 31, 2006 and for the fourth quarter and fiscal year ended June 30, 2006.

      A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
99.1	Press release dated February 2, 2006.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: February 2, 2006	/s/ Stephen J. Smith

Stephen J. Smith Executive Vice President and Chief Financial Officer